Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration Nos.: 33-65632 and 333-105659

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

Supplement dated August 1, 2016 to
the Prospectus and Statement of Additional Information, each dated March 1, 2016, as supplemented, for Schroder International Multi-Cap Value Fund and Schroder North American Equity Fund (the “Funds”)

The following supplements the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) to reflect the transition of Ben Corris from his current role on the quantitative equity products team to other portfolio management responsibilities on the multi-asset investments team.

The Prospectus and SAI are hereby revised to remove all references to Ben Corris.

PRO-SUP-08-2016-1